Supplement dated July 1, 2026 to the

currently effective Prospectus and Statement of Additional Information.

Shares of each Fund listed below are not currently offered or available for purchase on the secondary market.

Tradr 2X Long ADI Daily ETF
Tradr 2X Long PDYN Daily ETF
Tradr 2X Long SIDU Daily ETF
Tradr 2X Long TER Daily ETF
Tradr 2X Long YSS Daily ETF

Each a series of Investment Managers Series Trust II

Please retain this Supplement for future reference.